Summary Prospectus	September 28, 2012

Performance Trust Municipal Bond Fund
Retail Class Shares
(Symbol: PTRMX)

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated September 28, 2012 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http:// www.PTIAfunds.com.  You can also get this information at no cost by calling 1-877-738-9095 or by sending an email request to info@ptiafunds.com.

SUMMARY PROSPECTUS

Investment Objective
The investment objective of the Performance Trust Municipal Bond Fund (the “Fund”) is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	2.90%
Total Annual Fund Operating Expenses	3.55%
Fee Waiver/Expense Reimbursement	-2.75%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.80%

(1)	Because Retail Class shares are new, Other Expenses are based on Other Expenses for Institutional Class shares of the Fund for the fiscal period ended August 31, 2011.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Performance Trust Investment Advisors, LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses ( exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) for Retail Class shares do not exceed 0.80% of the Fund’s average annual net assets, through at least June 29, 2014.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$603	$1,393	$3,470

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance during the most recent fiscal year.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.  The Fund may invest up to 20% of its net assets in below investment grade municipal securities as well as up to 20% of its net assets in securities that are subject to federal income tax.  In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

The Fund invests in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories that pay interest that is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”).  Investment grade municipal securities include securities rated (“investment grade”) (e.g., BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, judged by the Adviser to be of comparable quality.  Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

The dollar-weighted average portfolio effective maturity of the Fund will normally be more than 10 years but less than 22 years.  The average duration will be more than 5 years but less than 11 years.

The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return.  The Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality.  The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons.  The Adviser may choose to sell an investment with deteriorating credit quality or limited upside potential compared to other available investments in the market.

SUMMARY PROSPECTUS

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.

The principal risks of investing in the Fund include:

Management Risk
The risk that strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.  Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.

Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities.  If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company.  If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Tax Risks
Municipal securities may decrease in value during times when tax rates are falling.  The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.  If you are subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income.  If this is the case, the Fund’s net return to you may be lower.

Fixed-Income Securities Risks
Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Fixed-Income Securities Risk
The fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Other Investment Companies Risk
You will indirectly bear fees and expenses charged by underlying investment companies (mutual funds and ETFs) in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

Exchange-Traded Fund Risk
Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end mutual funds.

SUMMARY PROSPECTUS

Liquidity Risk
There may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made by the valuation committee of the Board of Trustees may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance
Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Management
Investment Adviser
Performance Trust Investment Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Managers
The following individuals have served as the Fund’s portfolio managers since the Fund commenced operations in June 2011:

Name	Primary Title
J. Thomas Futrell, CFA	Senior Portfolio Manager
Johnathan N. Wilhelm, JD	Portfolio Manager, Analyst
G. Michael Plaiss, CFA	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at 1-877-738-9095.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500 for Retail Class shares.  Subsequent investments may be made with a minimum investment amount of $500.

Tax Information
The Fund intends to make tax-exempt distributions.  However, some of the Fund’s distributions, to the extent the distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.